EXHIBIT 10.8



                           AMENDMENT TO SECOND AMENDED

                           AND RESTATED LOAN AGREEMENT

     This Amendment to Second Amended and Restated Loan Agreement (this "Amendment"), dated as of October 29, 1999, is between KIMMINS CORP., a Delaware corporation, and its affiliated corporations who are signatories to this Amendment (collectively, the "Borrowers"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION (the "Bank"), to record their agreement regarding modifications of the Second Amended and Restated Loan Agreement dated January 12, 1998 (the "Restated Loan Agreement") between Bank and Borrowers.

                                    Recitals

     Pursuant to the term and conditions of the Restated Loan Agreement, Bank made available to the Borrowers a revolving loan and a real estate loan as described more particularly in the Restated Loan Agreement including the extension or renewals of letters of credit for the account of the Borrower. The Bank and Borrower desire to amend the Restated Loan Agreement as described in this Amendment. Terms used in this Amendment that are defined in the Restated
Loan  Agreement  have  the  meanings  assigned  to  them  in the  Restated  Loan
Agreement.

                                    Agreement

     The Bank and the Borrowers agree as follows:

     1.   Revolving Loans Amendments.
          ---------------------------

          Section 2.1 of the Restated Loan Agreement is amended in the following respects:

          (a) The Borrowers acknowledge that the principal balance of the Revolving Loans as of the date of this Amendment is $3,443,498.49, which amount is the sum of the current principal balance, of $2,874,000 and an advance on the date of this Amendment of $569,498.49 to repay the principal balance of the ESOP Loan. Bank shall have no obligation after the date of this Amendment to make available to Borrowers any additional advances to the Revolving Loans or any additional Letters of Credit, and the Borrower may not reborrow any amounts required or permitted to be paid by Borrowers to Bank pursuant to this Amendment. All references in the Restated Loan Agreement to the Revolving Loans shall be deemed to refer to the Revolving Loans as modified in this Amendment, notwithstanding that no additional advances shall be made and no reborrowings permitted.

          (b) The Borrowers shall execute and deliver to Bank a promissory note (the "Amended Revolving Note") in the amount of current principal outstanding or the Revolving Loans, payable to the order of Bank, evidencing Borrowers' joint and several obligations to repay the Revolving


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

     Loans. The principal amount of the Revolving Loans outstanding as a result of this Amendment shall bear interest at a floating annual rate equal to the Base Rate plus one-half (1/2%) percent per year. Borrowers shall pay the principal amount of the Revolving Loans in installments as follows.

                  Payment Date               Amount
                  ------------               ------

                  November 15, 1999         $1,000,000.00
                  December 31, 199           1,000,000.00
                  February 15, 200           1,000,000.00
                  March 31, 2000               443,498.49

     Borrower shall pay accrued interest on the date each principal payment is due and in addition to the principal payment. The applicable interest rate on the Revolving Loans shall change as and when the Base Rate changes from time to time, effective the day each such change occurs.

     2.   Amendments to Real Estate Loan.
          -------------------------------

          (a) Borrowers acknowledge that the principal balance of the Real Estate Loans outstanding as of the date of this Amendment (the "Current Real Estate Loan Principal Balance") is $1,464,546.61. Subject to the terms and conditions of this Amendment and the Restated Loan Agreement, the Bank has agreed to make an additional advance to Borrowers under the Real Estate Loans of $300,000 (the "Additional Advance").

          (b) The Borrowers shall execute and deliver to the Bank a promissory note (the "Amended Real Estate Note") in the amount of $1,764,546.61, which amount is the sum of the Additional Advance and the Current Real Estate Loan Principal Balance, payable to the order of the Bank, evidencing Borrowers joint and several obligation to repay the Real Estate Loans, including the Additional Advance. The outstanding principal amount of the Amended Real Estate Note shall bear interest at the Base Rate plus three-quarters (3/4%) percent per year. Borrower shall pay principal of the Amended Real Estate Note in monthly installments of $24,409.11 each beginning December 1, 1999, and continuing on the same day of each month thereafter until October 1, 2004, at which time all unpaid principal and accrued interest will be due and payable in full.

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
     3.   Amendments to Letters of Credit Provisions.
          -------------------------------------------

          (a) Borrowers acknowledge has issued for Borrowers' account, Letters of Credit in the amount $1,080,000.00. Pursuant to this Amendment, the Bank has no further obligation to issue or renew Letters of Credit for Borrowers' accounts.

          (b) Borrowers shall repay to the Bank at the Bank's demand the amount of any draw of any beneficiary of a Letter of Credit. Until repaid, the obligation of the Borrowers to repay the amounts of draws against Letters of Credit shall bear interest at floating annual rate equal to the Base Rate plus 4%.

     4.   Defined Terms.
          --------------

          (a) The definition of "Loan or Loans" in Section 1.36 of the Restated Loan Agreement shall refer to all loans from Bank to Borrower, including the Revolving Loans and Real Estate Loans, as modified by this Amendment, and to the obligation of the Borrowers to repay to the Bank any draws against Letters of Credit as described in Section 3 of this Amendment.

          (b) The "Mortgage" as defined in Section 1.40 of the Restated Loan Agreement shall refer to the mortgages executed by Parent granting Bank a first lien on the Real Estate to secure repayment of the Real Estate Loans, including the Additional Advance.

     5.   Continuing Security.
          --------------------

     All obligations of the Borrowers to the Bank, as modified pursuant to this Amendment will continue to be secured by all of the Collateral Documents, including without limitation, the Account Pledge Agreement, the Pledge Agreement, the Security Agreement, the Mortgage, the Restated Loan Agreement as amended by this Amendment (to the extent it constitutes a security agreement), and all the documents executed from time to time evidencing Bank's interest in the Collateral.

     6.   Representations.
          ----------------

     Borrowers  represent to Bank the following as of the execution date of this
Amendment:

          (a) Borrowers have all requisite power, authority, and legal right to execute, deliver, and perform this Amendment;

          (b) The execution, delivery, and performance of this Amendment by Borrowers have been duly authorized by all requisite corporate action and


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
     will not (i) violate any law, (ii) conflict with the articles of incorporation and bylaws of Borrowers, (iii) accelerate the maturity of, or result in any lien, penalty, security interest, or encumbrance in, on, or under, any mortgage, indebtedness, security agreement, or contingent obligation, or (iv) constitute a default or breach of any material order, lease, contract, indenture, mortgage, judgment, promissory note, or other agreement or instrument to which any of the Borrowers is a party or any of its property is subject;

          (c) No filing with, or consent, license, authorization, or approval of, any Person is required in connection with the execution, delivery, or performance of this amendment; and

          (d) All Collateral securing the Revolving Loan and the Real Estate Loan is located within the State of Florida.

          (e) This Amendment is valid, effective, and enforceable by Bank against Borrowers in accordance with its terms, except to the extent limited by application of general principles of equity and by bankruptcy, insolvency, debtor relief, and similar laws of general application affecting the enforcement of creditors' rights.

     7.   Miscellaneous.
          --------------

     This Amendment and the documents contemplated by it record the final, complete, and exclusive understanding between Bank and Borrowers regarding the modification of the Restated Loan Agreement. Except as modified by this Amendment, the Restated Loan Agreement and all of the other Loan Documents continue in full force and effect in accordance with their terms. Bank has not waived, and does not waive, any of its rights under the Restated Loan Agreement or any other Loan Documents. This Amendment will become effective when it has been executed by Bank and all of the Borrowers.

                                   "BORROWER"

                                   KIMMINS CORP.

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/
                                            Chief Financial Officer


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

                                   TRANSCOR WASTE SERVICES, INC.

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer


                                   KIMMINS CONTRACTING CORP.

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer


                                   THERMOCOR KIMMINS, INC.

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer


                                   FACTORY STREET CORPORATION

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer


                                   KIMMINS INDUSTRIAL SERVICE CORP.

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer


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

                                   KIMMINS ABATEMENT CORP.

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer


                                   KIMMINS INCORPORATED

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer


                                   KIMMINS ASSOCIATES, INC.

                                   By:  /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer



                                   KIMMINS SPECIALTY CONTRACTING, INC.

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer


                                   KIMMINS EQUIPMENT LEASING CORP.

                                   By: /s/ NORMAN S. DOMINIAK
                                       -----------------------------------
                                            Norman S. Dominiak,
                                            Vice President/Treasurer


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

                                   "BANK"

                                   SOUTHTRUST BANK NATIONAL ASSOCIATION

                                   By: /s/ ROBERT L. WEBB
                                       ----------------------------------
                                   Name:   Robert L. Webb
                                   Title:  Vice President



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